* This information and opinions included herein are provided by Hottinger Capital Corp. to assist investors in the Fund.  It does not constitute investment advice or an offer to invest, to buy or sell any security or to provide investment management services and while current as of the date hereof is subject to correction, completion and amendment without notice.  It is not our intention to state, indicate or imply in any manner that current or past results, when stated, are indicative of future results or expectations. A prospective investor should consult with its own investment, accounting, legal and tax advisers to evaluate independently the risks, consequences and suitability of that investment.

Agenda * Investment Philosophy-Investment Process Performance Analysis / Stock Repurchase SWZ Portfolio Composition Market Outlook Macro-Economic Insights

Investment Strategy Statement * Fund management seeks to invest in companies whose earnings growth potential appears to be undervalued by the market. Primarily, Fund management looks for companies with low market value relative to the size of the opportunity as defined by market share potential in their total addressable market. In addition, Fund management also looks for investment opportunities in turnaround cases where market value is low compared to the earnings recovery potential.

Investment Strategy Illustration * Illustration of the Investment Strategy

“The Fund's investment team uses fundamental, in-depth analysis to evaluate the growth drivers of the business and importantly underlying improvement of the health of the company before it is revealed by the reported financial numbers” shareholder letter Q1 2013 Examples of “upstream” positioning: Illustration of the Investment Strategy: Recovery Nobel Biocare: no continued market share loss, flat sales in contracting market, a revision to its innovation roots should help regain market share in the medium term Weatherford: underlying capital efficiency and cash flow improvement not yet reflected in the numbers, one-off timing issue increased working capital in Q1, rolling-over of least profitable contracts UBS: underlying market share gain in Wealth Management and of Investment Banking, whereas the market concentrates mostly on current litigation fees and increased regulation LONZA: some project delays in custom manufacturing have reduced the top line, but on track to lower working capital, capital expenditure reduction, preparatory work to reduce complexity (too many production sites), pricing review to improve Return on Invested Capital *

* Expected additional enterprise value creation Nobel Biocare Recovery Preparation Mature Growth Phase Recovery Being Delivered Current enterprise value Recovery stage: SWZ estimate Recovery stage: market view Progress: based on SWZ indicators External variable: Monetary conditions changes: curve parallel shifts (up for improvement, down for deterioration) Framework for Recovery Approach (I)

* Expected additional market value creation UBS Recovery Preparation Mature Growth Phase Recovery Being Delivered Current market cap Recovery stage: SWZ estimate Recovery stage: market view Progress: based on SWZ indicators Undervaluation External variable: Monetary conditions changes: curve parallel shifts (up for improvement, down for deterioration) Framework for Recovery Approach (II)

* Framework for Undervalued Growth Approach

Internal Analytics: Proprietary databases Investment templates with financial models, business model and competitive advantage analysis Comparison within industry group (US-Europe-Switzerland) Industry data, market data, industry reports In-house research Sell-side research and financial models Screening: using undervalued growth and recovery approach as well as specific investment themes Company visits: monitor and update inputs for financial models and competitive advantage analysis Investment Process: Capturing and Storing Data *

Agenda * Investment Philosophy-Investment Process Performance Analysis / Stock Repurchase SWZ Portfolio Composition Market Outlook Macro-Economic Insights

* Portfolio Factor Exposure Analysis: Macro factors: Long term interest rate increase Monetary Policy (QE) Economic recovery in US, Asia, Europe (end of austerity?) Weaker swiss franc Swiss franc/euro peg Corporate capital expenditure increases Energy storage and transport demand High oil prices Emerging markets middle class Migration from cash into equities and increase in M&A, IPOs Style factors vs. Bloomberg European Equity Factor Model: Large caps Price momentum Dividend Small and mid caps Value Active exposure vs Bloomberg European Equity Factor Model: Underweight Underweight Underweight Overweight Overweight Positive correlation: Banks and life insurance valuation Overall market valuation Small caps and cyclical industries Industrial exporters (margin relief) Liquidity for the Swiss market particularly large caps (international buying for Swiss Franc exposure) Industrial goods and service sector Sulzer, Burckhardt, ABB Oil service and equipment Luxury goods and pharmaceuticals, DKSH Positive for Credit Suisse and UBS

Portfolio Exposure by Sector as of 5/31/13 *

SWZ Market Cap Exposure YTD as of 5/31/13 (USD) * Exposure by market cap size vs Swiss Performance Index % Weight SWZ % Weight SPI 5/31/2013 5/31/2013 Large Cap 74.73 91.33 Mid Cap 7.18 4.61 Small Cap 11.66 4.05 Avg % Weight % Contribution USD % Performance Top 5 Large Cap Contributors Top 5 Large Cap Contributors ROCHE HOLDING AG-GENUSSCHEIN 14.56 3.76 25.82 NESTLE SA-REG 11.66 0.79 6.78 NOVARTIS AG-REG 9.75 1.70 17.44 SYNGENTA AG-REG 4.87 0.06 1.23 UBS AG-REG 4.79 0.73 15.24 Top 5 Small Cap Contributors Top 5 Small Cap Contributors NOBEL BIOCARE HOLDING AG-REG 2.22 0.48 21.62 BURCKHARDT COMPRESSION HOLDI 2.16 0.33 15.28 TEMENOS GROUP AG-REG 1.12 0.30 26.79 MEYER BURGER TECHNOLOGY AG 0.62 0.06 9.68 BIOTIE THERAPIES OYJ 0.48 -0.03 -6.25 Top 5 Mid Cap Contributors Top 5 Mid Cap Contributors OC OERLIKON CORP AG-REG 1.99 0.08 4.02 LONZA GROUP AG-REG 1.96 0.58 29.59 DUFRY AG-REG 0.52 0.00 0.00 BUCHER INDUSTRIES AG-REG 0.42 0.09 21.43 DKSH HOLDING LTD 0.40 -0.17 -42.50

Switzerland has an excellent position in the field of private equity Opportunities in buyouts and venture capital financing in different industries and various stages of development Closed network, internationally oriented and infrastructure to support transactions Strong expertise in certain niche markets with the predominance of mid-market segments, going along with reasonably priced transaction As a percent of the NAV of the Fund, the private equity portfolio has decreased from 8% in June 2012 to 6% of the NAV of the Fund in June 2013 SWZ is invested in buyouts (Zurmont Madison LP, Aravis II LP) and venture capital to create a diversification across investment cycles Limited Partnerships market value of CHF 14.1mn (3.3%) with total commitment of CHF 17mn, unchanged from 2012 Illiquid Direct Investments totaling market value of CHF 11.4mn (2.6%) Private equity portfolio *

Agenda * Investment Philosophy-Investment Process Performance Analysis / Stock Repurchase SWZ Portfolio Composition Market Outlook Macro-Economic Insights

SWZ Shareholders Return Analysis YTD to 5/31/13 *

SWZ Shareholders Return Analysis 1 Year to 5/31/13 *

SWZ Shareholders Return Analysis 3 Years to 5/31/2013 *

SWZ Shareholders Return Analysis 5 Years to 5/31/2013 *

SWZ Shareholders Return Analysis 10 Years to 5/31/2013 *

SWZ and Swiss Indices Performance in CHF * YTD Performance (12/31/2012 - 5/31/2013) YTD Performance (12/31/2012 - 5/31/2013) YTD Performance (12/31/2012 - 5/31/2013) YTD Performance (12/31/2012 - 5/31/2013) YTD Performance (12/31/2012 - 5/31/2013) YTD Performance (12/31/2012 - 5/31/2013) YTD Performance (12/31/2012 - 5/31/2013) SWZ SWZ w/o PE SPI SPI Small Cap SPI Mid Cap SPI Large Cap Swiss Leader Index Dow Jones Swiss Titan Cumulative return 17.58% 20.09% 19.10% 9.5% 14.9% 20.00% 19.30% 18.70% 1-Year Performance (5/31/2012 - 5/31/2013) 1-Year Performance (5/31/2012 - 5/31/2013) 1-Year Performance (5/31/2012 - 5/31/2013) 1-Year Performance (5/31/2012 - 5/31/2013) 1-Year Performance (5/31/2012 - 5/31/2013) 1-Year Performance (5/31/2012 - 5/31/2013) 1-Year Performance (5/31/2012 - 5/31/2013) SWZ SWZ w/o PE SPI SPI Small Cap SPI Mid Cap SPI Large Cap Swiss Leader Index Dow Jones Swiss Titan Cumulative return 29.76% 34.70% 37.37% 13.06% 27.49% 39.48% 41.40% 42.26%

SWZ Performance Contribution YTD by Sectors* as of 5/31/13 (USD) * Note: Private Equity not included in the total weight calculation, as there is no corresponding Global Industry Classification Standard (GICS) for such investments. *Sectors and industry groups according to GICS. Avg % Weight % Contribution % Performance Pharmaceuticals Pharmaceuticals Pharmaceuticals 24.42 5.44 22.28 Industrials Industrials 13.52 1.08 7.99 Financials Financials 13.37 2.83 21.17 Consumer Staples Consumer Staples Consumer Staples Consumer Staples 13.28 1.01 7.61 Materials Materials 7.04 0.30 4.26 Consumer Discretionary Consumer Discretionary Consumer Discretionary Consumer Discretionary 5.67 0.58 10.23 Energy Energy 5.56 0.55 9.89 Biotechnology Biotechnology Biotechnology 3.16 0.33 10.44 Life Sciences Tools & Services Life Sciences Tools & Services Life Sciences Tools & Services Life Sciences Tools & Services 2.25 0.56 24.89 Health Care Equipment Health Care Equipment Health Care Equipment Health Care Equipment 2.22 0.48 21.62 Information Technology Information Technology Information Technology Information Technology 1.12 0.30 26.79

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SWZ Performance Contribution 2012 by Sectors* (USD) * Avg % Weight % Contribution % Performance Pharmaceuticals Pharmaceuticals Pharmaceuticals 24.53 4.30 17.53 Consumer Staples Consumer Staples Consumer Staples Consumer Staples 20.34 3.33 16.37 Financials Financials 13.58 2.62 19.29 Industrials Industrials 12.40 1.34 10.81 Materials Materials 8.32 1.92 23.08 Consumer Discretionary Consumer Discretionary Consumer Discretionary Consumer Discretionary 5.81 2.25 38.73 Biotechnology Biotechnology Biotechnology 2.71 0.69 25.46 Energy Energy 1.97 -0.43 -21.83 Health Care Equipment Health Care Equipment Health Care Equipment Health Care Equipment 0.23 0.06 26.09 Information Technology Information Technology Information Technology Information Technology 0.09 0.11 122.22 Note: Private Equity not included in the total weight calculation, as there is no corresponding Global Industry Classification Standard (GICS) for such investments. *Sectors and industry groups according to GICS.

SWZ Performance Contribution YTD as of 5/31/2013 * Top 5 contributors Bottom 5 contributors

SWZ Performance Contribution 2012 by Positions * Top 5 contributors Bottom 5 contributors

* Stock Repurchase Program 2013 On December 11, 2012, the Fund's Board of Directors announced a stock repurchase program effective for 2013.Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio.

Agenda * Investment Philosophy-Investment Process SWZ Portfolio Composition Market Outlook Macro-Economic Insights Performance Analysis / Stock Repurchase

* World Economic Growth Stabilizing at Subdued Level Global manufacturing expansion remained marginal in May at 50.6: New orders rose for the 5th consecutive month, while new export business growth stagnated Disappointment came from U.S. ISM index moving back to contraction: Lackluster manufacturing conditions impacted by sequester (~1.5% impact on GDP in ’13) Eurozone manufacturing downturn eased for the first time in 4 months as German PMI moving close to stabilization: Business conditions didn’t deteriorate anymore with growth prospects improving from a low base: New orders-to-finished goods inventory ratio surged Spanish contraction improved dramatically (2-year high) as structural reforms boosted competitiveness Downturns in France, Italy and Greece also eased Emerging markets: Asian manufacturers showed further signs of slowdown: New business Taiwan and Vietnam falling back into contraction South Korea and Taiwan recorded PMI declines most adversely affected by yen depreciation While China's and India’s PMIs improving slightly driven by the output sub-index Price deflationary pressures remain largely due to falling prices for commodities and raw materials Purchasing Managers Index Manufacturing (PMI) Source: BLOOMBERG

* Liquidity Disconnected from Economic Fundamentals … But Economic Surprises Close to Bottoming Out Citigroup Economic Surprise Indices (ESI) U.S., Euro, China and EM (historical standard deviations of data surprises) Source: BLOOMBERG Citigroup ESI Euro vs Stoxx Europe 600 index Source: BLOOMBERG Decoupling between financial markets and real economic data due to very expansionary monetary policies Citigroup G10 economies ESI not deteriorating anymore after having peaked at the end of Q1 ’13 Weak economic data already priced in

* Eurozone Still Caught in Recession But Gradual Improvement Expected Eurozone entering its 6th consecutive quarter of recession: Average unemployment rate at 12% Credit crunch effective in the countries of Southern Europe Public debt-to-GDP ratio remains high within the region … On the positive side, signs of structural improvement in Spain: Continuous decline in unit labor cost since end of ‘10 and progress in current account (surplus) Eurozone economic data stabilizing recently with a gradual improvement expected despite PMI below 50: Negative fiscal drag expected to ease in ’14 Eurozone is backing away from fiscal austerity Election period in Germany delayed the key decisions causing Eurozone stagnation Discussions on the expansion of the ECB’s balance sheet should intensified towards the end of the year: Reinforcing deflationary forces/lack of transmission of monetary policy to the real economy forcing Draghi to look into various policy options: i.e. ABS, collateral policy, and negative deposit rates Potential framework for a targeted S&M enterprises scheme in the next coming months Mutualization of debt, banking union and ECB’s more accommodative stance likely to occur after German election

* Equities/Bonds Net Flows Constructive Support for Equities Financial crisis in ’08/’09 broke the long-term trend of inflows in equities Investors still underinvested in equities Historically, equities inflows tend to move up when interest rates are rising Equity inflows recently exceeded bond inflows for the first time since early ’11: Supported by M&A and buybacks (highest level since ’08) picking up dramatically in the U.S. Cumulative Bond and equity flows ($ bn) since 1984 Source: ICI, DB Global Markets Research

Swiss GDP Growth Surprised Positively Driven by Consumer Spending Swiss GDP growth yoy, Manufacturing PMI and KOF Leading Economic Indicator Source: BLOOMBERG *

SNB’s High Credibility SNB’s Conditional Inflation Forecast of Dec ’12 and of March ‘13 Source: SNB *

Agenda * Investment Philosophy-Investment Process SWZ Portfolio Composition Market Outlook Macro-Economic Insights Performance Analysis / Stock Repurchase

* Outlook for Macro Factors Expected Developments Room to increase on improved US economy despite subdued credit growth Still supportive for equity valuation but less Post German election, austerity taking the back seat ? Likely (see chart on budget deficits) SNB is unlikely to change its policy but reserve accumulation might receded as the euro gets slightly better therefore liquidity support for the market might as strong could slow down the momentum behind defensive large caps (the destination of a lot of international investors that have the currency exposure in mind) Sluggish as China uses less industrial commodities, lower capex in commodity producing countries, cost of equity capital is high (a hurdle for projects), inflation and growth are not strong disincentive to invest No change expected medium term, supported by stable oil price and infrastructure build out: prices differences for gas globally Stimulated transport and storage spending Factors Long term interest rate increase Monetary Policy (QE) European recovery Weaker Swiss franc Corporate capital expenditure increases Energy transport infrastructure, power generation and oil refining demand

Nominal Yields Higher: Inflation Expectations Lower Source Bloomberg/ UBS * Source UBS, Bloomberg

Change in Quantitative Easing Policy in the US: the Most Important Factor for Equity Valuation Outlook *

* SPI Price to Book SPI Mid Cap Price to Book Rerating due to QE: Room for Mid Cap

* Overall Sales growth have to improve to support valuation, difficult to increase already high margins Large risk to market participants that have been positioned for “QE for ever” and (especially on margin: carry trades) or are locked in long term low interest rate receiving contracts (mark-to-market losses) Capital inflow back to the US, hurting economies and currencies of countries depending on foreign inflow to finance current account deficits Reduction of liquidity in countries with a US Dollar peg For SWZ Increased volatility in banks likely Negative impact on companies exporting heavily to emerging market countries that are vulnerable to QE change Increased volatility in cyclical names: without compensating fiscal measures (stimulus), a QE exit at the current stage will challenge global growth The Risks Linked to QE Exit

* Outlook for Austerity in Europe: Fiscal Drag Should Be Reduced as Deficits Improved

* Conclusions In the current cycle 3 to 5 years, macro-economic factors should be incrementally positive, mostly with potential improvement for Europe and strengthening in the US, but growth will be constraint and stimulus (monetary or fiscal) will remain in place. Limited real growth on continued weak investments in developed economies. Rotation between fear of weak growth and Fed-induced rebounds should continue Main driver for SWZ investment strategy should be stock selection over the long-term (value and success of strategy for recovery at individual corporate level)